SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            --------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): November 3, 2003

                               NISOURCE INC.
             (Exact Name of Registrant as Specified in Charter)

          Delaware               001-16189              35-2108964
       (State or Other        (Commission File         (IRS Employer
       Jurisdiction of            Number)           Identification No.)
        Incorporation)


                           NISOURCE FINANCE CORP.
             (Exact Name of Registrant as Specified in Charter)

           Indiana              333-49330-01            35-2105468
       (State or Other        (Commission File         (IRS Employer
       Jurisdiction of            Number)           Identification No.)
        Incorporation)


                           801 East 86th Avenue,
                        Merrillville, Indiana 46410
                               (877) 647-5990
                      (Address and Telephone Number of
                        Principal Executive Offices)



   ITEM 5.   OTHER EVENTS

        On October 30, 2003, NiSource Inc. and NiSource Finance Corp. entered into a Terms Agreement with Credit Suisse First Boston LLC and McDonald Investments Inc. with respect to the offering and sale of $250,000,000 of Floating Rate Notes due 2005 (the "2005 Notes") and $250,000,000 of 3.20% Notes due 2006 (the "2006 Notes"). The sale is scheduled to close on November 4, 2003. The Terms Agreement incorporates by reference an Underwriting Agreement of NiSource Inc. with respect to common stock, preferred stock and guaranties of debt securities and NiSource Finance Corp. with respect to debt securities, dated October 30, 2003 (the "Underwriting Agreement").

        A copy of the Underwriting Agreement, the form of 2005 Notes and the form of the 2006 Notes are filed as Exhibit 99.1, 99.2 and 99.3, respectively, to this Report on Form 8-K, and are hereby incorporated by reference herein.


   ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
             AND EXHIBITS.

             (c)  Exhibits

             The following exhibit is filed herewith:

   99.1      Underwriting Agreement, dated October 30, 2003

   99.2      Form of Floating Rate Note due 2005

   99.3      Form of 3.20% Note due 2006




                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NISOURCE INC.


   Date:     November 3, 2003         By:  /s/ Gary W. Pottorff
                                           ----------------------------
                                           Name:  Gary W. Pottorff
                                           Title:  Secretary


                                      NISOURCE FINANCE CORP.


   Date:     November 3, 2003         By:  /s/ Gary W. Pottorff
                                           ----------------------------
                                           Name:  Gary W. Pottorff
                                           Title:  Secretary




                                EXHIBIT INDEX

   Exhibit No.     Description
   -----------     -----------

   99.1            Underwriting Agreement, dated October 30, 2003

   99.2            Form of Floating Rate Note due 2005

   99.3            Form of 3.20% Note due 2006